EXHIBIT 32.1

SARBANES-OXLEY SECTION 906 CERTIFICATION

CERTIFICATION OF ROBERT G. PHILLIPS, CHIEF EXECUTIVE OFFICER

OF ENTERPRISE PRODUCTS GP, LLC, THE GENERAL PARTNER OF

ENTERPRISE PRODUCTS PARTNERS L.P.

In connection with this quarterly report of Enterprise Products Partners L.P. (the “Registrant”) on Form 10-Q for three and nine months ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert G. Phillips, Chief Executive Officer of Enterprise Products GP, LLC, the general partner of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Robert G. Phillips
Name:	Robert G. Phillips
Title:	Chief Executive Officer of Enterprise Products GP, LLC
on behalf of Enterprise Products Parnters L.P.

Date:	November 4, 2005